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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 30, 2004


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November
                  1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-HYB8, Mortgage Pass-Through Certificates, Series
                                  2004-HYB8).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

Delaware                              333-109248             95-4449516
--------                              ----------             ----------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                     File Number)       Identification No.)

4500 Park Granada
Calabasas, California                             91302
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(Address of principal                          (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

        (a) Financial statements of business acquired.
            ------------------------------------------

            Not applicable.

        (b) Pro forma financial information.
            --------------------------------

            Not applicable.

        (c) Exhibits.
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       5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

       23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.



                                               By: /s/ Darren Bigby
                                                   ----------------
                                               Darren Bigby
                                               Vice President

Dated:  November 30, 2004

                                 Exhibit Index

Exhibit                                                             Page
-------                                                             ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1)                                                    5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                           5